TOUCHSTONE SMALL CAP CORE FUND                                SUMMARY PROSPECTUS
CLASS A TICKER: TSFAX    CLASS C TICKER: TSFCX                JANUARY 28, 2011
CLASS Y TICKER: TSFYX    INSTITUTIONAL SHARES TICKER: TSFIX

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated January 28, 2011 as amended from time to time, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Small Cap Core Fund seeks capital appreciation.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                    Class A         Class C       Class Y       Institutional
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)                   5.75%           None          None          None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                      None            1.00%         None          None
Wire Redemption Fee                                                 Up to $15       Up to $15     None          None
-----------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     0.85%           0.85%         0.85%         0.85%
Distribution and/or Service (12b-1) Fees                            0.25%           1.00%         None          None
Other Expenses                                                      0.45%           0.72%         0.46%         0.47%
Total Annual Fund Operating Expenses                                1.55%           2.57%         1.31%         1.32%
Fee Waiver and/or Expense Reimbursement(1)                          0.21%           0.48%         0.22%         0.38%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                                 1.34%           2.09%         1.09%         0.94%
-----------------------------------------------------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.34%, 2.09%, 1.09% and 0.94% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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
                                                                                            Assuming No
                               Assuming Redemption at End of Period                         Redemption
                   Class A          Class C         Class Y          Institutional           Class C
1 Year              $704             $315             $111                $96                 $212
3 Years             $1,017           $754             $394                $381                $754
5 Years             $1,352           $1,322           $697                $687                $1,322
10 Years            $2,298           $2,869           $1,560              $1,557              $2,869
----------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Small Cap Core Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of small capitalization U.S. companies. This is a non-fundamental policy that the Fund can change upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company has a market capitalization within the range of market capitalization represented in the Russell 2000 Index (between $112 million and $2.2 billion at the time of its most recent reconstitution on May 31, 2010), the S&P SmallCap 600 Index (between $1 million and $2.12 billion at the time of its most recent reconstitution on March 31,
2010), or the Dow Jones U.S. Small Cap Total Stock Market Index (between $21 million and $4.1 billion at the time of its most recent reconstitution on June 30, 2010) at the time of purchase. The size of the companies in these indices will change with market conditions.

The sub-advisor, London Company of Virginia d/b/a The London Company ("TLC"), seeks to purchase financially stable small-cap companies that TLC believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective private market values. Guiding principles of TLC's small-cap philosophy include:
(1) a focus on cash return on tangible capital, not earnings per share, (2) the value of a company is determined by cash inflows and outflows discounted by the optimal cost of capital, (3) a focused investment approach (not diversifying excessively) is essential to good investment results, and (4) low turnover and tax sensitivity enhances real returns.

The Fund will hold approximately 30 to 40 securities. TLC invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.

TLC utilizes a bottom-up approach in the security selection process. The firm screens a small cap index against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, free cash flow yield, and return on equity. The team seeks companies that are trading at 30-40% discount to intrinsic value. TLC looks at a company's corporate governance structure and management incentives to try to ascertain whether or not management's interests are aligned with shareholders' interests. TLC seeks to identify the sources of a company's competitive advantage as well as what levers management has at its disposal to increase shareholder value. Securities are ultimately added to the Fund when TLC determines that the risk/reward profile of the security has made it attractive to warrant purchase, typically when the security is trading at a low-to-reasonable valuation.

TLC generally sells a security when it becomes overvalued and has reached TLC's price target, when the security's fundamentals deteriorate, to adjust overall portfolio risk, when there is significant trading activity by insiders, or when there is a more promising alternative.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the small capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of small cap equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Russell 2000 Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

SMALL CAP CORE FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

                                  [BAR CHART]

                                      2010
                                      ----
                                     21.59%


Best Quarter:  3rd Quarter 2010 14.03%  Worst Quarter:  2nd Quarter 2010 -11.00%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                                Since Inception
                                               1 Year           (09-30-09)
SMALL CAP CORE FUND
--------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                            14.61%             18.83%
Return After Taxes on Distributions            14.60%             18.82%
Return After Taxes on Distributions and
    Sale of Fund Shares                         9.51%             16.06%
CLASS C RETURN                                 20.71%             23.77%
CLASS Y RETURN                                 21.92%             25.04%
INSTITUTIONAL SHARES RETURN                    22.10%             25.11%
RUSSELL 2000 INDEX                             26.85%             30.45%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISOR           INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.    London Company of Virginia d/b/a The London Company

PORTFOLIO MANAGER(S)

Stephen Goddard, CFA
President, CIO and Portfolio Manager
Managing the Fund since 2009

Jonathan Moody, CFA
Principal and Portfolio Manager
Managing the Fund since 2009

J. Wade Stinnette
Portfolio Manager
Managing the Fund since 2009

J. Brian Campbell, CFA
Portfolio Manager and Director of Research
Managing the Fund since 2010

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements


                                                                CLASS A AND CLASS C                        CLASS Y
                                                            Initial          Additional             Initial         Additional
                                                           Investment        Investment            Investment       Investment
--------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50           $      2,500        None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None                None
Investments through the Automatic Investment Plan         $       100       $         50           None                None
--------------------------------------------------------------------------------------------------------------------------------

                                                                 INSTITUTIONAL
                                                            Initial          Additional
                                                           Investment        Investment
--------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $   500,000         None
--------------------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.